MY MOBILE PAYMENTS LIMITED
FINANCIAL STATEMENTS
Year Ended March 31, 2013

AUDITORS’ REPORT
To the Members of
My Mobile Payments Limited
We have audited the attached balance sheet of My Mobile Payments Limited as at March 31, 2013, and the related statements of operations, changes in shareholders’ equity, and cash flows for the period ended on that date. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in India. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2013, and the results of its operations, its changes in shareholders’ equity, and its cash flows for the period ended on that date, in conformity with generally accepted accounting principles in India.
For Chaturvedi & Shah
Chartered Accountants
Firm Registration No.101720W

/s/ Jignesh Mehta
Partner
Membership No.102749
Mumbai, India
April 8, 2015

MY MOBILE PAYMENTS LIMITED
BALANCE SHEET
March 31, 2013

	Notes
	1	(Rs.)	(US$)
ASSETS
Current Assets
Cash and equivalents		20,186,487	369,413
Accounts receivable		10,191,352	186,502
Inventory		62,893,240	1,150,946
Advances		7,108,594	130,087
Prepaid expenses		173,898	3,182
Restricted cash	3	6,839,137	125,156

Total Current Assets		107,392,708	1,965,287

Tangible Assets	4	1,596,495	29,216

Intangible Assets	4	32,737,234	599,091

Other Assets
Deposits		3,712,310	67,935
Organization costs	6	491,762	8,999
Equity interests	5	13,726,250	251,190
Subsidiary loan	10	9,129,399	167,068

Total Other Assets		27,059,721	495,193

Total Assets		168,786,158	3,088,787

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable		14,741,221	269,764
Accrued expenses		8,065,705	147,602
Distributor advances		24,356,338	445,721
Short Term Borrowings
Preference share dividends		287,546	5,262
Total Current Liabilities		47,450,810	868,350

Long-Term Liabilities
Due to related parties	9	48,840,378	893,779
Deferred tax liabilities	7	1,172,211	21,451

Total Long-Term Liabilities		50,012,589	915,230

Shareholders’ Equity
Preference shares, 18% nonconvertible, noncumulative redeemable of Rs. 10 each, 500,000 authorized, 137,450 issued and outstanding		1,374,500	25,153
Equity shares of Rs. 10 each,
150,000,000 authorized, 3,791,020 issued and outstanding		37,910,200	693,757
Equity shares issued
Share premium		11,757,454	215,161
Retained earnings		20,280,605	371,135
Total Shareholders’ Equity		71,322,759	1,305,206

Total Liabilities And Shareholders’ Equity		168,786,158	3,088,787
The accompanying notes are an integral part of these financial statements.

MY MOBILE PAYMENTS LIMITED
STATEMENT OF OPERATIONS
Year Ended March 31, 2013

	Notes
		(Rs.)	(US$)
	1
Revenues		6,535,944,570	119,607,786

Costs And Expenses
Cost of revenues		6,432,740,982	117,719,160
Selling, general and administrative expenses		49,130,126	899,081
Related party service charges	2	16,915,643	309,556
Depreciation and amortization		7,818,285	143,075
Total Costs And Expenses		6,506,605,036	119,070,872
Operating Income		29,339,534	536,913

Other (Income) Expense
Interest income	2	(651,712)	(11,926)
Interest expense		13,652	250
Pretax Income		29,977,594	548,590

Income Taxes
Current		10,435,000	190,961
Deferred (benefit)		383,510	7,018
		10,818,510	197,979
Net Income		19,159,084	350,611

Net income per share, basic and diluted		5.06	0.09
Weighted average shares outstanding, basic and diluted		3,729,102	3,729,102
The accompanying notes are an integral part of these financial statements.

MY MOBILE PAYMENTS LIMITED
STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
Year Ended March 31, 2013

	Notes	Preference Shares		Equity Shares		Share Premium	Share Application	Accumulated Deficit	Total
	1	Shares	(Rs.)	Shares	(Rs.)	(Rs.)	(Rs.)	(Rs.)	(Rs.)	(US$)
Balance, March 31, 2012		137,450	1,374,500	3,678,020	36,780,200	10,350,000		1,121,521.58	49,626,221.58	975,166
Shares issued				113,000	1,130,000	1,695,000			2,825,000.00	51,698
Net income								19,159,083.91	19,159,083.91	350,611
Preference Dividend						(247,410)			(247,410.420)	(4,528)
Dividend distribution Tax						(40,136)			(40,136.000)	(734)
Exchange rate effect										(67,006)
Balance, March 31, 2013		137,450	1,374,500	3,791,020	37,910,200	11,757,454	0	20,280,605	71,322,759	1,305,206
The accompanying notes are an integral part of these financial statements.

MY MOBILE PAYMENTS LIMITED
STATEMENT OF CASH FLOWS
Year Ended March 31, 2013

	Notes
	1	(Rs.)	(US$)
Cash Flows From Operating Activities
Net income		19,159,084	350,611
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization		7,818,285	143,075
Amortization of organization costs		245,881	4,500
Deferred income taxes		383,510	7,018
Changes in operating assets and liabilities:
Accounts receivable		(2,450,270)	(44,840)
Inventory		(49,689,750)	(909,322)
Advances		(6,645,061)	(121,605)
Prepaid expenses		(136,809)	(2,504)
Prepaid income taxes		4,091,064	74,866
Deposits		1,792,690	32,806
Restricted cash	3	(5,787,231)	(105,906)
Accounts payable		831,680	15,220
Accrued expenses		133,697	2,447
Duties and taxes		(5,799,893)	(106,138)
Distributor advances		11,913,948	218,025
Due to related parties	9	53,421,641	977,616
Net cash provided by operating activities		29,282,466	535,869

Cash Flows From Investing Activities
Tangible assets		(28,888)	(529)
Intangible assets		(9,462,595)	(173,165)
Equity investments and loans to subsidiaries		(10,255,649)	(187,678)
Tangible assets transferred to related party		2,061,584	37,727
Net cash used in investing activities		(17,685,548)	(323,645)

Cash Flows From Financing Activates
Equity shares issued	5	2,537,454	46,435
Book overdraft		(2,873,407)	(52,583)
Net cash provided by financing activities		(335,953)	(6,148)

Exchange Rate Effect On Cash		-	(12,053)

Increase in cash and cash equivalents		11,260,965	194,024
Cash and equivalents, beginning of year		8,925,522	175,389
Cash and equivalents, end of year		20,186,487	369,413
The accompanying notes are an integral part of these financial statements.

MY MOBILE PAYMENTS LIMITED
NOTES TO FINANCIAL STATEMENTS
Year Ended March 31, 2013
My Mobile Payments Limited (“Company”) is a public limited company registered under the provisions of Companies Act, 1956 in India incorporated on June 2, 2010. It is headquartered in Mumbai, India.

1.	Significant Accounting Policies

A.	Basis of Preparation of Financial Statements
The Company has complied with the Accounting Standards as applicable as defined in the General Instructions in respect of Accounting Standards notified under the Companies Act, 1956.
The financial statements have been prepared and reported in Indian rupees (“Rs.”) under the historical cost convention in accordance with the generally accepted accounting principles in India. With respect to these financial statements, there are no significant differences between generally accepted accounting principals in India and the United States.
Solely for the convenience of readers, the financial statements have been translated into United States dollars at the foreign exchange rate of US$1 = Rs. 54.64 and Rs. 50.89 as published by oanda.com for March 31, 2013, and March 31, 2012, respectively. No representation is made that the Indian rupee amounts have been, could have been, or could be converted into United States dollars at such a rate or any other rate.

B.	Use of Estimates
The preparation of financial statements requires estimates and assumptions to be made that affect the reported amount of assets and liabilities on the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Difference between the actual results and estimates are recognized in the period in which the results are known or materialize.

C.	Cash and Equivalents
The Company considers cash deposits and all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

D.	Inventory
Inventory is valued at cost, net of discount, when talk time is transferred to the Company’s wallet by the service provider or net realizable value, whichever is less.

E.	Recognition of Income and Expense
Revenue is recognized only when it is reliability measured and it is reasonably expected ultimate collection.

i.	Sale of talk time is recognized on transfer of talk time to the respective distributor net of discount.

ii.	Sales of distributors and retailers registration kits are recognized on the basis of kit sales to the respective distributor.

iii.	Purchase of talk time is recognized on the basis of transfer of talk time to the Company’s wallet by the service provider net of discount.

iv.	Interest income is recognized on time proportion basis.

F.	Tangible and Intangible Assets
Fixed assets are stated at cost of acquisition and subsequent improvements thereto, including taxes and duties and other incidental expenses related to acquisition and installation. Depreciation is provided by the “written down value method” at rates prescribed and in the manner specified in India as per schedule XIV of the Companies Act, 1956. Depreciation on additions is provided from the date of purchase.
Intangible assets are recorded at the cost incurred or consideration paid for acquisition and development of such assets and are carried at cost less amortization over five years and impairment.

G.	Investments
Current investments are carried at the lower of cost or fair value. Long-term investments are stated at cost with provisions for diminution in value made only if such a decline is other than temporary.

H.	Employee Benefits
Benefit expense is recognized in the year related service is rendered. Post-employment and other long-term benefits are recognized at the present value of the amounts payable determined using actuarial valuation techniques. Actuarial gains and losses are charged to expense.

I.	Provision for Current and Deferred Tax
Provision for current tax is made on the assessable income at the tax rate applicable to the relevant assessment year. Deferred tax asset and liability is calculated by applying tax rate and tax laws that are enacted or substantively enacted as on the balance sheet date. The deferred tax asset is recognized and carried forward only to the extent that there is a reasonable or virtual (if applicable) certainty that the asset will be realized in future.

J.	Provision Liabilities
Provisions involving substantial degree of estimation in measurement are recognized when there is a present obligation as a result of past events and it is probable that there will be an outflow of resources.

2.	Services Agreement
The Company entered into a services agreement on March 23, 2013, with Digital Payments Processing Limited (“DPPL”), a newly-organized public limited company registered under the provisions of Companies Act, 1956 in India, headquartered in Mumbai, India. The agreement, as amended in September 2013, provides for the Company to engage DPPL to provide support services for its operations in consideration for payments equaling 90% of the Company’s net revenue and the transfer of certain fixed assets to the DPPL. It also provides for the DPPL to a pay license and augmentation fees totaling Rs.75 million (US$1.5 million) in various tranches to fund the enhancement of the Company’s intellectual property rights (“IP”) and exclusively license the IP for 14 years.

3.	Restricted Cash
Collateral for the Company’s guarantee of a vendor’s Rs.6.3 million (US$100,170) obligation to a bank.

4.	Tangible and Intangible Assets
Components at the balance sheet date were:

	Rs.	US$
Tangible Assets
Computers	2,703,160	49,468
Furniture and fixtures	241,871	4,426
Office equipment	154,476	2,827
	3,099,507	56,721
Accumulated depreciation	(1,503,012)	(27,505)
	1,596,495	29,216

Intangible Assets
Software	29,116,152	532,826
Software under development	3,962,595	72,515
Retailer acquisition costs	5,291,561	96,836
Trademark	1,924,160	35,212
	40,294,468	737,389
Accumulated amortization	(7,557,234)	(138,297)
	32,737,234	599,091

5.	Shares Interests
In 2011, the Company made a share application deposit of Rs.12.6 million (US$238,095) and received in May 2012 an equity share allotment for a 40% equity interest in Happy Cellular Services Private Limited which holds a cellular license.
In July 2012, the Company acquired for Rs.5,000 (US$94) a 5% equity interest in Payblox Technologies (India) Pvt. Ltd., an information technology consulting company. In September 2012, the Company entered into an agreement to acquire the remaining 95% equity interest for Rs.1,495,000 (US$28,250) payable over a six month period with offsets for a portion of the Rs.1.1 million (US$20,786) advanced for due diligence costs and website upgrades.

At March 31, 2013, the Company had invested Rs. 1,126,250 (US$20,610

6.	Organization Costs
Expenses incurred by the Company prior to the incorporation are being amortized over 5 years.

7.	Deferred Income Taxes
Deferred tax assets and (liabilities) at the balance sheet date consisted of:

	Rs.	US$
Leave encashment	(30,896)	(565)
Severance payments	(48,440)	(886)
Acquired business	1,251,547	22,903
	1,172,211	21,452

8.	Employee Benefit Plans
Define Contribution Plan: Company did not recognize any expenditure under the define contribution plan.
Define Benefit Plan: The gratuity and leave encashment liabilities are determined based on actuarial valuation using the projected unit credit method which recognizes each period of service as giving rise to additional units of employee benefit entitlement and measures each unit separately to build up the final obligation.

Actuarial assumptions	Severance (Unfunded)	Compensated Absence
Mortality	—	—
Interest discount rate	8.65%	8.65%
Compensation increase	10%	10%
Employee past service attrition rates:
0 to 5 years	10%	10%
5 to 15 years	5%	5%
15 to 42 years	0%	0%
Expected average remaining service years	12.99	12.99

	Reserve for Severance		Reserve for Paid Time Off
	Rs.	US$	Rs.	US$
Change in present value of obligation
Balance at beginning of period	-	-	39,138	716
Interest cost	-	-	3,385	62
Current service cost	100,932	1,847	193,467	3,540
Actuarial obligation experience gain recognized	48,368	885	(140,765)	(2,576)

Obligation at end of year	149,300	2,732	95,225	1,743

Fair value of plan assets
Fair value at end of year	-	-	-	-
Funded status	(149,300)	(2,732)	(95,225)	(1,743)

Amount recognized in balance sheet
Present value of obligation at end of period	149,300	2,732	95,225	1,743
Funded status	(149,300)	(2,732)	(95,225)	(1,743)
Net liability recognized	(149,300)	(2,732)	(95,225)	(1,743)
Opening Net Liability	-	-	39,138	716
Current liability	356	7	12,097	221
Noncurrent liability	148,944	2,726	83,128	1,521

Expense recognized in statement of operations
Current service cost	100,932	1,847	193,467	3,540
Interest cost	-	-	3,385	62
Net actuarial gain	48,368	885	(140,765)	(2,576)

Expense recognized	149,300	2,732	56,087	1,026

9.	Related Party Transactions

	Rs.	US$
Remuneration paid to director	3,600,000	65,880
Due to directors and management	490,838	8,982
Digital Payments Processing Limited:
Contract charges paid	13,615,643	249,166
Fee income	40,585,000	742,706
Inventory sale	6,000,000	109,800
Payable at year end	48,349,540	884,797
Payblox:
Loan given during the period	8,784,000	160,747
Investments made during the year	1,126,250	20,610
Contract charges paid	3,300,000	60,390
Interest received on loan	345,399	6,321
Investment balance at year end	1,126,250	20,610
Loan balance at year end	9,129,399	167,068

	Rs.	US$
Remuneration paid to director	3,600,000	65,880
Due to directors and management	490,838	8,982
Digital Payments Processing Limited:
Contract charges paid	13,615,643	249,166
Fee income	40,585,000	742,706
Inventory sale	6,000,000	109,800
Payable at year end	48,349,540	884,797
Payblox:
Loan given during the period	8,784,000	160,747
Investments made during the year	1,126,250	20,610
Contract charges paid	3,300,000	60,390
Interest received on loan	345,399	6,321
Investment balance at year end	1,126,250	20,610
Loan balance at year end	9,129,399	167,068

10.	Subsidiary Loan & Transactions
MMPL does not consolidate the books and records of its Payblox Technologies wholly-owned subsidiary on its own financial reports. Payblox is shown on as an equity method investment. MMPL records its investment in and amounts due from Payblox on its balance sheet. Payblox’s operating results are, therefore, not consolidated in MMPL’s financial statements.